_________________________________________________________________

                     SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.   20549


                                  FORM 8-K



                               CURRENT REPORT



                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                              February 28, 1994

                               WorldCorp, Inc.
           (Exact name of registrant as specified in its charter)


Delaware                           1-5351                         94-3040585
(State or other                  (Commission               (I.R.S.  Employer
Jurisdiction of                 File Numbers)            Identification No.)
Incorporation)


                           13873 Park Center Road
                                  Suite 490
                          Herndon, Virginia   22071
                  (Address of principal executive offices)

             Registrant's telephone number, including area code:
                               (703) 834-9200



      _________________________________________________________________

Item 2.  Acquisition or Disposition of Assets.


     On October 30, 1993, WorldCorp, Inc. ("WorldCorp"), World Airways, Inc. ("World Airways") and Malaysian Helicopter Services Berhad ("MHS") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") pursuant to which MHS, subject to satisfactory completion of its due diligence investigations, agreed to purchase 24.9% of World Airways' common stock for $27.4 million in cash. Under this Agreement, World Airways would receive $12.4 million upon closing (the "Closing"), which it intends to use to fund its working capital requirements. The remaining $15 million would be paid to WorldCorp, which it intends to add to its cash reserves. At the time of the signing of the Stock Purchase Agreement, World Airways was a wholly-owned subsidiary of WorldCorp.

     On February 28, 1994, WorldCorp, World Airways and MHS concluded the transaction according to the terms described above (the "Closing Date"). As a result of this transaction, WorldCorp will recognize a gain of approximately $27.0 million. The MHS investment is governed by the terms and conditions of: (i) a Registration Rights Agreement dated as of October 30, 1993, between World Airways and MHS (the "Registration Rights Agreement"); (ii) a Shareholders Agreement dated as of February 3, 1994, among WorldCorp, World Airways and MHS (the "Original Shareholders Agreement"), as amended by that certain Amendment No.1 to Shareholders Agreement dated as of February 28, 1994, among WorldCorp, World Airways and MHS ("Amendment No. 1") (the Original Shareholders Agreement and Amendment No. 1 being hereinafter referred to collectively as the "Shareholders Agreement"); and (iii) a Right of First Refusal Agreement dated as of February 28, 1994, between US Order, Inc. ("US Order") and Technology Resources, Inc. Berhad ("TRI") (the "Right of First Refusal Agreement").

     MHS recently announced that it will acquire 32% of Malaysian Airline System Berhad ("MAS"), the flag carrier of Malaysia. MAS is one of World Airways' largest commercial customers.

     According to the terms of the Registration Rights Agreement, if at any time occurring subsequent to the third anniversary of the date of the Agreement (i.e., at any time after October 30, 1996), World Airways proposes to register any of its Common Stock under the Securities Act of 1933, as amended, World Airways is required to give prompt, written notice to MHS of its intention to do so, and it is required to include in such registration any shares that MHS shall so specify, subject to certain exclusions set forth in the Registration Rights Agreement.

     Subject to certain exceptions as hereinafter described, MHS agrees not to sell or transfer any of its World Airways shares for three (3) years after the Closing Date.

     MHS is permitted to sell or transfer all or a portion of its shares to a wholly-owned subsidiary.

     If without the prior written consent of MHS: (1) World Airways sells all or substantially all of its business; or (2) World Airways fundamentally changes its line of business (these events being hereinafter referred to as "Fundamental Change Events"), then MHS has the option (a) to sell or transfer all or a portion of its shares to a third party notwithstanding the aforementioned three-year holding period; and/or (b) to require WorldCorp to purchase all or part of MHS's shares at fair market value (the "Put

Rights"). Fair market value must not be less than the aggregate of the costs borne by MHS in acquiring and holding its World Airways shares.

     If without the prior written consent of MHS, WorldCorp disposes of its holdings in World Airways so that WorldCorp's ownership in World Airways falls below 51% of the voting capital stock of World Airways (a "Disposal Event"), then MHS has the option (a) to sell or transfer all or a portion of its World Airways shares to a third party notwithstanding the three-year holding period; or (b) to require WorldCorp to sell to the party purchasing WorldCorp's shares in World Airways as a result of such Disposal Event a percentage of the total voting capital stock of World Airways held by MHS that is not less than the percentage by which WorldCorp's ownership falls below 51% (the "Co-Sale Rights"). By way of example, if WorldCorp sold voting capital stock of World Airways so that its ownership fell to 45%, MHS would have the option to require WorldCorp to sell to the party purchasing the WorldCorp shares in World Airways an amount of the total voting capital stock of World Airways held by MHS equal to 6% of the total voting capital stock of World Airways.

     In the event World Airways wishes to issue, or WorldCorp wishes to sell, transfer or otherwise dispose of any or all of its World Airways Common Stock, and WorldCorp or World Airways has received a bona fide offer from a third party to purchase any or all of said shares, WorldCorp or World Airways, as the case may be, shall, before conveying any interest in such shares, offer such shares to MHS on the same terms.

     In addition to MHS's rights of first refusal, MHS has the right to purchase shares of World Airways in order to maintain its percentage ownership of World Airways issued and outstanding shares. World Airways is required to deliver to MHS a written notice (the "Dilution Notice") indicating the number of shares (the "Additional Shares") that MHS may acquire in order to maintain its ownership position in connection with any increase in World Airways issued and outstanding shares. The Dilution Notice is to set forth the per share price for such Additional Shares which shall be (i) the same price as the per share price proposed in any Bona Fide Offer received from a third party, or (ii) in the case of a public offering, the cash price per share at which World Airways shares are offered in such offering.

     Each party to the Shareholders Agreement is entitled to that number of Directors that as nearly as possible reflects its proportionate voting rights in respect of World Airways common stock, and in any event, MHS is entitled to a minimum of two (2) directors.

     Attached to the Shareholders Agreement is a Schedule of so-called "Reserved Matters." These are matters that cannot be approved without the consent of the MHS directors. For example, the World Airways Board of Directors may not, without the concurrence of the MHS Directors, do or suffer to be done any act or thing whereby World Airways may be wound up (whether voluntarily or involuntarily), except as otherwise expressly provided for in the Shareholders Agreement and cannot acquire any securities or assets, create any guarantees, or incur any debt or other expenditure in excess of $500,000, unless in the ordinary course of aviation or travel business.

     According to the terms of the Right of First Refusal Agreement, in the event that US Order wishes to license its Licensed Technology (which term is defined in the Right of First Refusal Agreement) in Malaysia, and US Order has received from a third party a bona fide offer to license US Order's

Licensed Technology in Malaysia, US Order is required, before granting any such license, to offer to TRI the right of first refusal to license the Licensed Technology in Malaysia on the same terms as set forth in such bona fide offer. WorldCorp is a significant shareholder in US Order and TRI is a significant shareholder in MHS.

     The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Stock Purchase Agreement, the Registration Rights Agreement, the Shareholders Agreement, and the Right of First Refusal Agreement, copies of which are filed as Exhibits to this Current Report on Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial statements of businesses acquired

          Not applicable

     (b)  Pro Forma financial information

                               WORLDCORP, INC.
               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                   ASSETS
                               (in thousands)

                                                            (Unaudited)
                               (Unaudited)                   Pro Forma
                              September 30,    Pro Forma    September 30,
                                   1993       Adjustments       1993
                              _____________   ___________   _____________
CURRENT ASSETS
  Cash and cash equivalents,
    including $1,062
    restricted cash at
    September 30, 1993          $  3,263      $ 27,390(a)   $  30,653

  Restricted short-term
     investments                   1,289                        1,289

  Trade accounts receivable,
     less allowance for
     doubtful accounts
     of $14 at September 30,
     1993                          3,786                        3,786

  Other receivables                7,404                        7,404

  Prepaid expenses and
     other current assets          2,859                        2,859
                                 _______       _______        _______

     Total current assets         18,601        27,390         45,991
                                 _______       _______        _______

ASSETS HELD FOR SALE               8,914                        8,914

EQUIPMENT AND PROPERTY
  Flight and other
     equipment                    49,913                       49,913
  Equipment under capital
     leases                       13,655                       13,655
                                 _______                      _______
                                  63,568                       63,568
  Less accumulated
     depreciation and
     amortization               $ 19,983                    $  19,983
                                 _______                      _______
     Net equipment and
       property                 $ 43,585                    $  43,585
                                 _______                      _______

LONG-TERM OPERATING
  DEPOSITS                         9,579                        9,579

OTHER ASSETS AND
  DEFERRED CHARGES                 5,540                        5,540

INTANGIBLE ASSETS
  Net of accumulated
     amortization of $617
     at September 30, 1993         6,587                        6,587
                                 _______       _______        _______

     TOTAL ASSETS               $ 92,806      $ 27,390      $ 120,196
                                 =======       =======        =======

                LIABILITIES AND COMMON STOCKHOLDERS' DEFICIT
                      (in thousands except share data)

                                                             (Unaudited)
                               (Unaudited)                   Pro Forma
                              September 30,    Pro Forma    September 30,
                                   1993       Adjustments       1993
                              _____________   ___________   _____________
CURRENT LIABILITIES
  Note payable to bank          $  3,500                    $   3,500
  Current maturities of
     long-term obligations         7,719                        7,719
  Accounts payable                15,539                       15,539
  Unearned revenue                 1,203                        1,203
  Accrued maintenance in
     excess of reserves
     paid                       $ 15,501                    $  15,501
  Accrued salaries and
     wages                      $  4,823                    $   4,823
  Accrued interest                 2,392                        2,392
  Accrued taxes                    1,660                        1,660
                                 _______                      _______
     Total current
       liabilities                52,337                       52,337
                                 _______                      _______

LONG-TERM OBLIGATIONS, NET
  Subordinated convertible
     debt                         65,000                       65,000
  Subordinated notes, net         24,922                       24,922
  Equipment financing and
     other long-term
     obligations                  23,528                       23,528
                                 _______                      _______

     Total long-term
       obligations, net          113,450                      113,450
                                 _______                      _______

OTHER LIABILITIES
  Deferred gain from sale
     leaseback transactions,
     net of accumulated
     amortization of $29,243
     at September 30, 1993        11,474                       11,474
  Accrued postretirement
     benefits                      2,359                        2,359
  Accrued maintenance in
     excess of reserves
     paid                          4,585                        4,585
  Other                         $  2,109                    $   2,109
                                 _______                      _______

     Total other
       liabilities              $ 20,527                    $  20,527
                                 _______                      _______

        TOTAL LIABILITIES        186,314                      186,314
                                 _______                      _______

MINORITY INTEREST                                  389 (b)        389

COMMON STOCKHOLDERS'
  DEFICIT
  Common stock, $1 par value,
    (60,000,000 shares
    authorized, 14,699,558
    shares issued and
    14,636,973 shares
    outstanding at
     September 30, 1993)          14,699                       14,699
  Additional paid-in
     capital                      31,112                       31,112
  Retained deficit              (136,975)       27,001 (c)   (109,974)
  ESOP guaranteed bank
     loan                         (2,004)                      (2,004)
  Treasury stock, at cost           (340)                        (340)
                                 _______       _______        _______
     Total common stock-
     holders' deficit            (93,508)       27,001        (66,507)
                                 _______       _______        _______

COMMITMENTS AND
 CONTINGENCIES

     TOTAL LIABILITIES AND
       STOCKHOLDERS' DEFICIT  $   92,806      $ 27,390      $ 120,196
                                 =======       =======        =======

                               WORLDCORP, INC.

          PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands except share data)

                                                             (Unaudited)
                                                              Pro Forma
                              For the twelve                For the twelve
                               months ended                  months ended
                               December 31,    Pro Forma     December 31,
                                   1992       Adjustments        1992
                              _____________   ___________   ______________

OPERATING REVENUES
  Contract flight
     operations                 $ 183,705                     $ 183,705
  Flight operations
     subcontracted to
     other carriers                11,499                        11,499
  Other                             5,170                         5,170
  Transaction processing
   -US Order                           36                            36
                                  _______                       _______
     Total operating
       revenues                   200,410                       200,410
                                  _______                       _______

OPERATING EXPENSES
  Flight                           52,302                        52,302
  Maintenance                      34,458                        34,458
  Aircraft costs                   35,135                        35,135
  Fuel                             37,811                        37,811
  Flight operations
     subcontracted to
     other carriers                11,612                        11,612
  Depreciation and
     amortization                   5,872                         5,872
  Selling and
     administrative                18,725                        18,725
  Transaction process-
     ing-US Order                   3,893                         3,893
  Loss from operation
     of Key Airlines                6,041                         6,041
  Loss from sale of
     Key Airlines               $  31,416                     $  31,416
                                  _______                       _______
     Total operating
       expenses                 $ 237,265                     $ 237,265
                                  _______                       _______

OPERATING LOSS                    (36,855)                      (36,855)
                                  _______                       _______

OTHER INCOME (EXPENSE)
  Interest expense               (11,243)                       (11,243)
  Interest income                  3,996                          3,996
  Gain on sale of
     World Airways, Inc.              --         27,001 (c)      27,001
  Gain on investments, net           126                            126
  Other, net                        (716)                          (716)
                                 _______        _______         _______
     Total other income
        (expense)                 (7,837)        27,001          19,164
                                 _______        _______         _______

LOSS BEFORE INCOME TAXES
 AND MINORITY INTEREST           (44,692)                       (17,691)

PROVISION FOR INCOME
 TAXES                               (28)                           (28)

MINORITY INTEREST                  1,829         (1,605) (d)        224
                                 _______        _______         _______

LOSS BEFORE EXTRAORDINARY
  ITEM AND CHANGE IN
  ACCOUNTING PRINCIPLE          $(42,891)      $ 25,396       $ (17,495)
                                 =======        =======         =======

LOSS BEFORE EXTRAORDINARY
 ITEM AND CHANGE IN
  ACCOUNTING PRINCIPLE
  PER COMMON SHARE

  Primary:
     Loss before extraordinary
        item and change in
        accounting principle    $  (3.02)      $   1.79       $   (1.23)
                                 =======        =======         =======

  Fully diluted:
     Loss before extraordinary
        item and change in
        accounting principle    $    *         $    *         $     *
                                 =======        =======         =======

WEIGHTED AVERAGE COMMON
 SHARES OUTSTANDING

  Primary                     14,175,065                     14,175,065
                              ==========                     ==========

  Fully diluted               14,175,065                     14,175,065
                              ==========                     ==========

*  Fully diluted earnings per share are anti-dilutive

                               WORLDCORP, INC.

          PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands except share data)
                                 (Unaudited)

                                                              Pro Forma
                               For the nine                  For the nine
                               months ended                  months ended
                              September 30,    Pro Forma    September 30,
                                  1993        Adjustments       1993
                              _____________   ___________   ______________
OPERATING REVENUES
  Contract flight
     operations                 $ 155,730                     $ 155,730
  Flight operations
     subcontracted to
     other carriers                 1,221                         1,221
  Other                             1,173                         1,173
  Transaction process-
     ing-US Order                     742                           742
                                  _______                       _______
     Total operating
       revenues                   158,866                       158,866
                                  _______                       _______

OPERATING EXPENSES
  Flight                           49,432                        49,432
  Maintenance                      23,505                        23,505
  Aircraft costs                   37,988                        37,988
  Fuel                             33,138                        33,138
  Flight operations
     subcontracted to
     other carriers                 1,308                         1,308
  Depreciation and
     amortization                   5,229                         5,229
  Selling and
     administrative                14,638                        14,638
  Transaction process-
     ing-US Order                   7,227                         7,227
  Loss from operation
     of Key Airlines            $     837                     $     837
  Loss from sale of
     Key Airlines                      --                            --
                                  _______                       _______
     Total operating
       expenses                 $ 173,302                     $ 173,302
                                  _______                       _______

OPERATING LOSS                    (14,436)                      (14,436)
                                  _______                       _______

OTHER INCOME (EXPENSE)
  Interest expense                 (7,975)                       (7,975)
  Interest income                    609                            609
  Other, net                        (365)                          (365)
                                 _______                        _______
     Total other income           (7,731)                        (7,731)
                                 _______                        _______

INCOME (LOSS) BEFORE
  INCOME TAXES AND
  MINORITY INTEREST              (22,167)                       (22,167)

PROVISION FOR INCOME
  TAXES                               (7)                            (7)

MINORITY INTEREST                  2,368            1,376 (e)     3,744
                                 =======          =======       =======

NET LOSS                       $ (19,806)        $  1,376     $ (18,430)
                                 ========         =======       =======

NET LOSS PER
  COMMON SHARE

  Primary:
     Net loss                  $   (1.37)        $   0.09     $   (1.28)
                                 =======          =======        =======

  Fully diluted
     Net loss                   $  (1.37)        $   0.09     $   (1.28)
                                 =======          =======        =======

WEIGHTED AVERAGE COMMON
 SHARES OUTSTANDING

  Primary                      14,424,192                     14,424,192
                               ==========                     ==========

  Fully diluted                14,424,192                     14,424,192
                               ==========                     ==========

                               WORLDCORP, INC.


SUMMARY

The pro forma condensed consolidated balance sheets reflect the adjustments necessary to record the sale of a 24.9% interest in World Airways, Inc., as if the sale had occurred as of September 30, 1993.

The pro forma condensed consolidated income statements reflect the adjustments necessary to reflect the sale of a 24.9% interest in World Airways, Inc., as if the sale had occurred as of January 1, 1992. The estimated gain on sale has been calculated based on the estimated amount of WorldCorp's investment in World Airways, Inc. as of February 28, 1994, the date of sale. No pro forma adjustments have been made for possible interest cost savings from the proceeds received at the time of the sale.


DESCRIPTION OF PRO FORMA ADJUSTMENTS

          (a) Record cash received from Malaysian Helicopter Services Berhad ("MHS") for the sale of 24.9% interest in World Airways, Inc. $15 million of this amount is received by WorldCorp in exchange for 1,363,636 of its shares in World Airways, Inc., and $12.4 million is received by World Airways, Inc. from the sale of 1,126,364 shares of its common stock to MHS.

          (b)   Establish 24.9% minority interest in World Airways, Inc.

          (c) Estimated gain on sale of 24.9% interest in World Airways, Inc.

          (d) Portion of World Airways, Inc. 1992 net income which is allocated to the minority interest.

          (e) Portion of World Airways, Inc. net loss for the nine months ended September 30, 1993 which is allocated to the minority interest.

     (c)  Exhibits

     10.1 Stock Purchase Agreement by and among World Airways, Inc., WorldCorp, Inc., and Malaysian Helicopter Services Berhad dated as of October 30, 1993.

     10.2 Stock Registration Rights Agreement between World Airways, Inc., and Malaysian Helicopter Services Berhad dated as of October 30, 1993.

     10.3 Shareholders Agreement between Malaysian Helicopter Services Berhad and WorldCorp, Inc. and World Airways, Inc., dated as of February 3, 1994.

     10.4 Amendment No. 1 to Shareholders Agreement dated as of February 28, 1994, among WorldCorp, World Airways and MHS.

     10.5 Right of First Refusal Agreement dated as of February 28, 1994, between US Order, Inc. ("US Order") and Technology Resources, Inc. Berhad ("TRI").


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          WORLDCORP, INC.

                          By:   /s/ Andrew M. Paalborg
                                Vice President and General Counsel


March 14, 1994

                              INDEX TO EXHIBITS


Exhibit No.

10.1 Stock Purchase Agreement by and among World Airways, Inc., WorldCorp, Inc., and Malaysian Helicopter Services Berhad dated as of October 30, 1993.

10.2 Stock Registration Rights Agreement between World Airways, Inc., and Malaysian Helicopter Services Berhad dated as of October 30, 1993.

10.3 Shareholders Agreement between Malaysian Helicopter Services Berhad and WorldCorp, Inc. and World Airways, Inc., dated as of February 3, 1994.

10.4 Amendment No. 1 to Shareholders Agreement dated as of February 28, 1994, among WorldCorp, World Airways and MHS.

10.5 Right of First Refusal Agreement dated as of February 28, 1994, between US Order, Inc. ("US Order") and Technology Resources, Inc. Berhad ("TRI").